SEC 873 Potential persons who are to respond to the collection of information contained in this form are (03/2003) not required to respond unless the form displays a currently valid OMB control number.

     OMB APPROVAL
OMB Number: 3235-0060
Expires: October 31, 2005
Estimated average burden
hours per response: 2.58


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 4, 2003

                              PARK CITY GROUP, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

            NEVADA                     000-03718                 37-1454128
-----------------------------        -------------          --------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

           333 Main Street #300
           Park City, UT 84060                              84060
      -----------------------------                     -----------
      (Principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code    (435) 649-2221

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant.
         N/A

Item 2. Acquisition or Disposition of Assets.
         N/A

Item 3. Bankruptcy or Receivership.
         N/A

Item 4. Changes in Registrant's Certifying Accountant.
         N/A

Item 5. Other Events and Regulation FD Disclosure.

         On June 03, 2003, Park City Group, Inc. issued a press release announcing the resignation of Ed Dmytryk as acting CFO and announcing Peter Jensen as new CFO. A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated herein in its entirety by reference into this Item 5.

Item 6. Resignations of Registrant's Directors.
         N/A

Item 7. Financial Statements and Exhibits.

         99.01 Press release dated June 03, 2003

Item 8. Change in Fiscal Year.
         N/A

Item 9. Regulation FD Disclosure.
         See Item 5.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics;
         N/A

Item 11. Public notice of a pension fund blackout period
         N/A

Item 12. Results of Operation and Financial Condition
         N/A

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PARK CITY GROUP, INC.
                                          (Registrant)

Date:  June 4, 2003
                                           /s/ Randall K. Fields
                                          -------------------------------------
                                          Randall K. Fields, President and CEO

                                       3